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THE NORTH CAROLINA

Capital Management Trust

Cash Portfolio

Term Portfolio

Semiannual Report

December 31, 2002

NC-SANN-0203 338233
1.540079.105

Contents

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
Cash Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Term Portfolio:
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of the fund's performance, strategy, and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not waived management fees, the total returns would have been lower.

Cumulative Total Returns

Periods ended December 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	0.78%	1.65%	24.58%	56.31%
All Taxable Money Market Funds Average	0.59%	1.29%	22.38%	51.84%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's performance to the performance of mutual funds tracked by iMoneyNet, Inc. and grouped by similar objectives.

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Cash Portfolio	1.65%	4.49%	4.57%
All Taxable Money Market Funds Average	1.29%	4.12%	4.26%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio
Performance - continued

Yields

	12/31/02	10/1/02	7/2/02	4/2/02	1/1/02

NCCMT - Cash Portfolio	1.28%	1.59%	1.71%	1.73%	1.89%

If Fidelity had not waived management fees	1.28%	1.59%	1.70%	1.72%	1.88%

All Taxable Money Market Funds Average	0.88%	1.25%	1.33%	1.39%	1.59%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average. Figures for the all taxable money market funds average are from iMoneyNet, Inc.

A money market fund's total returns and yields
will vary, and reflect past results rather than
predict future performance.

Comparing
Performance

The U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. A money market fund returns to its shareholders income earned by the fund's investments after expenses.

3

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Cash Portfolio

Q. Bob, what was the investment environment like during the six months that ended December 31, 2002?

A. The Federal Reserve Board lowered the rate banks charge each other for overnight loans - known as the fed funds target rate - from 1.75% to 1.25% in early November. Prior to that change, the Fed had indicated its concern that the economy remained weak. In response, market rates began to reflect the expectation of additional Fed rate cuts. The Fed confirmed this belief on November 6, when it cut the target rate to a new 40-year low. While manufacturing has generally been on the mend since late 2001, weak business spending and increased unemployment have hindered the recovery, as did corporate governance scandals that eroded investor confidence in the financial markets. The amount of commercial paper outstanding fell dramatically during the period as a consequence, further exacerbated by the reduced corporate funding requirements associated with a slow business environment. Diminished supply of commercial paper combined with the large volume of money market fund inflows kept downward pressure on short-term market rates.

Q. What was your strategy with the fund?

A. In the middle of the year, I invested in shorter-maturing securities, as the yield advantage from investing in long-term securities diminished. More recently, as the prospects for additional rate cuts by the Fed became more likely, I increased the average maturity of the portfolio to lock in higher rates prior to any Fed action. Credit quality concerns also dominated my strategy throughout the period. In response, I used government agency discount notes during most of the period as the primary vehicle for adjusting maturities. Throughout the past six months, as corporate issuers with stronger financial profiles began to emerge, we increased our allocation to commercial paper.

Q. How did the fund perform?

A. The fund's seven-day yield on December 31, 2002, was 1.28%, compared to 1.71% six months ago. Through December 31, 2002, the fund's six-month total return was 0.78%, compared to 0.59% for the all taxable money market funds average tracked by iMoneyNet, Inc.

Q. What's your outlook?

A. Market sentiment currently is similar to the beginning of 2002. Most market participants believe that the Fed has concluded its easing and will look to reverse course and raise rates during the second half of 2003. Recent economic news has been mixed, so the possibility of any Fed tightening during the first half of 2003 is unlikely. While gross domestic product growth was stronger than expected in the third quarter and the housing sector remained solid, consumer confidence and manufacturing figures have slumped. Even with this data - as well as the prospects of war with Iraq and the short-term effects war could have on the economy and consumer confidence - I believe it's unlikely the Fed will cut rates again.

Fund Facts

3

Goal: seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00

Start date: September 2, 1982

Size: as of December 31, 2002, more than
$4.4 billion

Manager: Robert Duby, since 1998; joined Fidelity in 1982

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Investments December 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Commercial Paper - 73.8% (a)
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
American Express Credit Corp.
1/23/03	1.34%	$ 100,000,000	$ 99,918,111
1/23/03	1.66	25,000,000	24,974,792
Bear Stearns Companies, Inc.
1/2/03	1.29	115,000,000	114,995,879
2/18/03	1.35	64,000,000	63,884,800
2/26/03	1.36	35,000,000	34,925,956
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/17/03	1.80	5,000,000	4,996,022
1/22/03	1.37	40,000,000	39,968,033
2/6/03	1.33	40,000,000	39,946,800
2/6/03	1.37	20,000,000	19,972,600
2/7/03	1.37	50,000,000	49,929,597
2/14/03	1.36	49,000,000	48,918,551
Citicorp
1/17/03	1.36	50,000,000	49,969,778
3/20/03	1.35	10,000,000	9,970,750
Corporate Receivables Corp.
1/24/03	1.61	5,000,000	4,994,889
CXC, Inc.
2/5/03	1.35	85,000,000	84,888,851
Delaware Funding Corp.
1/15/03	1.75	100,460,000	100,392,022
Edison Asset Securitization LLC
4/23/03	1.80	100,000,000	99,446,222
Emerald (MBNA Credit Card Master Note Trust)
3/13/03	1.36	35,000,000	34,906,122
Enterprise Funding Corp.
1/16/03	1.35	105,567,000	105,507,619
Falcon Asset Securitization Corp.
1/14/03	1.40	91,226,000	91,179,880
1/22/03	1.40	10,000,000	9,991,833
1/29/03	1.38	20,000,000	19,978,533
GE Capital International Funding, Inc.
2/19/03	1.75	15,000,000	14,964,679
4/24/03	1.35	10,000,000	9,957,939

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
General Electric Capital Corp.
2/27/03	1.34%	$ 100,000,000	$ 99,787,833
3/11/03	1.77	60,000,000	59,798,750
5/7/03	1.37	5,000,000	4,976,200
General Electric Capital Services, Inc.
2/24/03	1.34	50,000,000	49,899,500
5/6/03	1.37	5,000,000	4,976,389
5/19/03	1.37	75,000,000	74,609,000
6/4/03	1.37	5,000,000	4,970,911
General Electric Co.
3/26/03	1.35	20,000,000	19,937,467
Goldman Sachs Group, Inc.
1/10/03	1.40	100,000,000	99,965,000
2/21/03	1.75	15,000,000	14,963,238
Jupiter Securitization Corp.
1/2/03	1.25	24,974,000	24,973,133
1/24/03	1.40	70,000,000	69,937,389
1/27/03	1.36	90,000,000	89,911,600
Merrill Lynch & Co., Inc.
1/17/03	1.63	82,000,000	81,940,960
Morgan Stanley
1/24/03	1.68	50,000,000	49,946,653
3/7/03	1.32	125,000,000	124,702,083
National Rural Utils. Coop. Finance Corp.
1/24/03	1.35	19,000,000	18,983,613
1/30/03	1.44	13,000,000	12,984,920
2/18/03	1.42	50,000,000	49,905,333
2/19/03	1.41	75,000,000	74,856,062
New Center Asset Trust
1/10/03	1.72	90,000,000	89,961,525
3/11/03	1.56	50,000,000	49,851,458
3/19/03	1.35	10,000,000	9,971,125
3/27/03	1.80	50,000,000	49,789,271
6/3/03	1.36	10,000,000	9,942,625
Commercial Paper (a) - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Newcastle (Discover Card Master Trust)
1/16/03	1.80%	$ 20,000,000	$ 19,985,083
1/24/03	1.34	60,000,000	59,948,633
2/12/03	1.36	5,000,000	4,992,067
2/13/03	1.35	20,000,000	19,967,750
2/21/03	1.36	45,000,000	44,913,300
Preferred Receivables Funding Corp.
1/13/03	1.35	30,000,000	29,986,500
1/13/03	1.40	10,000,000	9,995,333
1/17/03	1.35	67,000,000	66,959,800
1/21/03	1.40	5,000,000	4,996,111
1/24/03	1.36	35,000,000	34,969,589
Quincy Capital Corp.
1/16/03	1.35	66,662,000	66,624,503
1/24/03	1.36	15,000,000	14,986,967
2/4/03	1.36	20,000,000	19,974,311
Receivables Capital Corp.
1/17/03	1.38	10,000,000	9,993,867
1/31/03	1.35	65,000,000	64,926,875
Salomon Smith Barney Holdings, Inc.
1/15/03	1.53	50,000,000	49,970,250
3/18/03	1.34	50,000,000	49,858,556
Three Rivers Funding Corp.
1/9/03	1.60	37,664,000	37,650,608
1/15/03	1.40	25,000,000	24,986,389
1/21/03	1.40	45,000,000	44,965,000
Variable Funding Capital Corp.
1/13/03	1.73	75,000,000	74,957,000
1/21/03	1.79	60,000,000	59,940,667
Wells Fargo Financial, Inc.
2/25/03	1.65	25,000,000	24,937,361
TOTAL COMMERCIAL PAPER			3,260,608,816
Federal Agencies - 23.5%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Fannie Mae - 23.5%
Discount Notes - 23.5%
2/3/03	2.20%	$ 25,000,000	$ 24,950,500
2/5/03	1.25	50,000,000	49,939,236
2/12/03	1.28	250,000,000	249,626,668
3/7/03	1.49	200,000,000	199,465,556
3/10/03	1.48	100,000,000	99,722,333
4/3/03	1.28	50,000,000	49,837,722
4/30/03	1.46	100,000,000	99,520,694
5/2/03	1.31	104,000,000	103,545,578
5/14/03	1.30	62,482,000	62,184,221
6/27/03	1.31	100,000,000	99,360,833
			1,038,153,341
Repurchase Agreements - 2.9%
	Maturity Amount
In a joint trading account (Collateralized by U.S. Treasury Obligations dated 12/31/02 due 1/2/03 At 1.08%)	$ 125,899,554	125,892,000
TOTAL INVESTMENT PORTFOLIO - 100.2%		4,424,654,157
NET OTHER ASSETS - (0.2)%		(7,855,937)
NET ASSETS - 100%		$ 4,416,798,220
Total Cost for Income Tax Purposes $ 4,424,654,157
Legend

(a) Cash Portfolio only purchases commercial paper with the highest possible ratings from at least one nationally recognized rating service. A substantial portion of Cash Portfolio's investments are in commercial paper of banks, finance companies and companies in the securities industry.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Cash Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $125,892,000) - See accompanying schedule		$ 4,424,654,157
Receivable for fund shares sold		3,545,767
Interest receivable		7,659
Receivable from investment adviser for expense reductions		23,333
Total assets		4,428,230,916

Liabilities
Payable to custodian bank	$ 3,799,350
Payable for fund shares redeemed	5,552,201
Distributions payable	575,878
Accrued management fee	814,052
Deferred trustees' compensation	691,215
Total liabilities		11,432,696

Net Assets		$ 4,416,798,220
Net Assets consist of:
Paid in capital		$ 4,416,776,168
Accumulated net realized gain (loss) on investments		22,052
Net Assets, for 4,416,487,553 shares outstanding		$ 4,416,798,220
Net Asset Value, offering price and redemption price per share ($4,416,798,220 ÷ 4,416,487,553 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust - Cash Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2002 (Unaudited)

Investment Income
Interest		$ 34,508,077
Expenses
Management fee	$ 4,518,309
Non-interested trustees' compensation	95,560
Total expenses before reductions	4,613,869
Expense reductions	(168,311)	4,445,558
Net investment income		30,062,519
Net Realized Gain (Loss) on investment securities		22,052
Net increase in net assets resulting from operations		$ 30,084,571

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended December 31, 2002 (Unaudited)	Year ended June 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 30,062,519	$ 101,130,395
Net realized gain (loss)	22,052	97,967
Net increase (decrease) in net assets resulting from operations	30,084,571	101,228,362
Distributions to shareholders from net investment income	(30,062,519)	(101,130,395)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,934,966,296	9,194,477,137
Reinvestment of distributions	26,163,428	88,646,608
Cost of shares redeemed	(4,491,434,994)	(9,428,026,812)
Net increase (decrease) in net assets and shares resulting from share transactions	469,694,730	(144,903,067)
Total increase (decrease) in net assets	469,716,782	(144,805,100)

Net Assets
Beginning of period	3,947,081,438	4,091,886,538
End of period	$ 4,416,798,220	$ 3,947,081,438

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2002	Years ended June 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.008	.024	.057	.056	.049	.053
Distributions from net investment income	(.008)	(.024)	(.057)	(.056)	(.049)	(.053)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return B,C	.78%	2.39%	5.90%	5.69%	5.05%	5.47%
Ratios to Average Net Assets D
Expenses before expense reductions	.23% A	.24%	.24%	.32%	.32%	.34%
Expenses net of voluntary waivers, if any	.23% A	.23%	.24%	.32%	.32%	.34%
Expenses net of all reductions	.23% A	.23%	.24%	.32%	.32%	.34%
Net investment income	1.53% A	2.32%	5.62%	5.56%	4.92%	5.34%
Supplemental Data
Net assets, end of period (in millions)	$ 4,417	$ 3,947	$ 4,092	$ 2,859	$ 2,792	$ 2,480

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not waived management fees, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended December 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	1.41%	2.72%	27.76%	62.78%
LB Short Treasury: 9-12 Months	1.46%	2.97%	29.73%	68.32%
Short US Government Funds Average	2.78%	5.23%	31.12%	69.50%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Short Treasury Index: 9-12 Months - a market value-weighted index of aged U.S. Treasury notes and bonds with a remaining maturity from 9 up to (but not including) 12 months, excluding zero coupon strips. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Average Annual Total Returns

Periods ended December 31, 2002	Past 1 year	Past 5 years	Past 10 years
NCCMT - Term Portfolio	2.72%	5.02%	4.99%
LB Short Treasury: 9-12 Months	2.97%	5.34%	5.34%
Short US Government Funds Average	5.23%	5.56%	5.41%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the results.)

Semiannual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in North Carolina Capital Management Trust: Term Portfolio on December 31, 1992. The chart shows how the value of your investment would have grown, and also shows how the Lehman Brothers Short Treasury Index: 9-12 Months did over the same period.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. When you sell your shares, they could be worth more or less than what you paid for them.

3

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio
Performance - continued

Total Return Components

	Six months ended December 31,	Years ended June 30,
	2002	2002	2001	2000	1999	1998
Dividend returns	1.30%	2.70%	6.22%	5.76%	6.62%	7.08%
Capital returns	0.11%	1.39%	0.76%	-0.75%	-1.68%	-1.45%
Total returns	1.41%	4.09%	6.98%	5.01%	4.94%	5.63%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended December 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	6.15¢	12.37¢	19.46¢
Annualized dividend rate	2.29%	2.10%	2.06%
30-day annualized yield	1.18%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.51 over the past one month, $9.50 over the past six months and $9.47 over the past one year, you can compare the fund's income over these three periods. Any nonrecurring distributions required by federal tax regulations included in dividends per share have not been annualized. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Robert Duby, Portfolio Manager of The North Carolina Capital Management Trust: Term Portfolio

Q. How did the fund perform, Bob?

A. For the six months that ended December 31, 2002, the fund returned 1.41%, compared to 2.78% for the short U.S. government funds average according to Lipper Inc. The fund is typically less sensitive to changes in interest rates than the Lipper group. As a result, it tends to underperform when interest rates fall as they did during the period. The Lehman Brothers Short Treasury 9-12 Months Index returned 1.46% during the same time frame. The index includes U.S. Treasury notes and bonds with remaining maturities of nine months up to - but not including - 12 months. It excludes zero-coupon strips.

Q. What was the investment environment like during the period?

A. Fixed-income markets performed well as tumbling equity prices, corporate governance scandals and heightened tensions in the Middle East drove investors to bonds. Much of the economic data that came out pointed to continued economic weakness, including a drop in consumer confidence, minimal job growth and anemic manufacturing. Investors, who during the first half of the year felt the Federal Reserve Board would raise rates, reversed course and began to anticipate additional Fed cuts, bringing short-term yields down even further. The Fed confirmed the market's notion on November 6, when it cut the rate banks charge each other for overnight loans - known as the fed funds target rate - from 1.75% to a 40-year low of 1.25%.

Q. What was your strategy with the fund?

A. The fund is managed against the Lehman Brothers Short Treasury 9-12 Months Index. I looked to match the duration of the index by keeping the fund's duration within the nine- to 12-month range. The U.S. Treasury continued to finance the federal budget deficit through the issuance of short maturity bills and notes. It is possible that the new Republican majority in Congress could increase spending, which may force the Treasury to issue more short-term debt. This development would keep upward pressure on short-term interest rates. We continue to use government securities as the fund's primary investment vehicle.

Q. What's your outlook?

A. Market sentiment reflects the belief that the Fed has finished lowering rates and will start to tighten monetary policy during the second half of 2003. Because recent economic news has been mixed, it seems unlikely that the Fed would hike rates during the first half of 2003. Gross domestic product was stronger than anticipated in the third quarter and the housing sector remained solid, but consumer confidence and manufacturing activity deteriorated. Combined with the possibility of war with Iraq and the negative effects a conflict could have on the economy and consumer confidence, this data might lead the Fed to lower rates yet again. Nevertheless, I believe - as the economy works through these issues and the influence of the Fed's actions during the past year become more evident - that it's unlikely the Fed will cut rates beyond current levels.

Fund Facts

3

Goal: seeks to obtain a high level of current income as is consistent with the preservation of capital

Start date: March 19, 1987

Size: as of December 31, 2002, more than
$67 million

Manager: Robert Duby, since 1998; joined Fidelity in 1982

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based upon market or other conditions. For more information, please see page 2.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Investments December 31, 2002 (Unaudited)

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 97.1%
	Principal Amount	Value (Note 1)
U.S. Treasury Obligations - 97.1%
U.S. Treasury Notes:
2.875% 6/30/04	$ 19,500,000	$ 19,931,126
3.375% 4/30/04	13,500,000	13,865,445
3.875% 6/30/03	15,000,000	15,197,460
3.875% 7/31/03	16,000,000	16,244,992
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $64,848,439)		65,239,023
Cash Equivalents - 2.7%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.08%, dated 12/31/02 due 1/2/03) (Cost $1,824,000)	$ 1,824,109	1,824,000
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $66,672,439)	67,063,023
NET OTHER ASSETS - 0.2%	149,534
NET ASSETS - 100%	$ 67,212,557
Other Information
Purchases and sales of long-term U.S. government and government agency obligations aggregated $36,234,414 and $39,768,721, respectively.
Income Tax Information

At June 30, 2002, the fund had a capital loss carryforward of approximately $4,071,000 of which $970,000, $837,000, $1,663,000 and $601,000 will expire on June 30, 2006, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2002 (Unaudited)

Assets
Investment in securities, at value (including repurchase agreements of $1,824,000) (cost $66,672,439) - See accompanying schedule		$ 67,063,023
Cash		409
Interest receivable		335,378
Receivable from investment adviser for expense reductions		383
Total assets		67,399,193

Liabilities
Distributions payable	$ 146,929
Accrued management fee	15,515
Deferred trustees' compensation	24,192
Total liabilities		186,636

Net Assets		$ 67,212,557
Net Assets consist of:
Paid in capital		$ 70,808,725
Undistributed net investment income		2,825
Accumulated undistributed net realized gain (loss) on investments		(3,989,577)
Net unrealized appreciation (depreciation) on investments		390,584
Net Assets, for 7,086,170 shares outstanding		$ 67,212,557
Net Asset Value, offering price and redemption price per share ($67,212,557 ÷ 7,086,170 shares)		$ 9.49

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

The North Carolina Capital Management Trust: Term Portfolio

Financial Statements - continued

Statement of Operations

	Six months ended December 31, 2002 (Unaudited)
Investment Income
Interest		$ 767,060
Expenses
Management fee	$ 94,843
Non-interested trustees' compensation	2,048
Total expenses before reductions	96,891
Expense reductions	(2,993)	93,898
Net investment income (loss)		673,162
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		81,308
Change in net unrealized appreciation (depreciation) on investment securities		211,174
Net gain (loss)		292,482
Net increase (decrease) in net assets resulting from operations		$ 965,644

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended December 31, 2002 (Unaudited)	Year ended June 30, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 673,162	$ 2,039,438
Net realized gain (loss)	81,308	1,133,927
Change in net unrealized appreciation (depreciation)	211,174	(270,211)
Net increase (decrease) in net assets resulting from operations	965,644	2,903,154
Distributions to shareholders from net investment income	(899,658)	(1,936,701)
Share transactions Net proceeds from sales of shares	1,014,213	17,334
Reinvestment of distributions	602,000	1,345,300
Cost of shares redeemed	(5,910,892)	(5,180,904)
Net increase (decrease) in net assets resulting from share transactions	(4,294,679)	(3,818,270)
Total increase (decrease) in net assets	(4,228,693)	(2,851,817)

Net Assets
Beginning of period	71,441,250	74,293,067
End of period (including undistributed net investment income of $2,825 and undistributed net investment income of $229,321, respectively)	$ 67,212,557	$ 71,441,250
Other Information Shares
Sold	106,759	1,847
Issued in reinvestment of distributions	63,380	142,769
Redeemed	(621,672)	(548,536)
Net increase (decrease)	(451,533)	(403,920)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended December 31, 2002	Years ended June 30,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 9.48	$ 9.35	$ 9.28	$ 9.35	$ 9.51	$ 9.65
Income from Investment Operations
Net investment income (loss) D	.091	.262 F	.532	.525	.615	.660
Net realized and unrealized gain (loss)	.043	.116 F	.097	(.069)	(.157)	(.134)
Total from investment operations	.134	.378	.629	.456	.458	.526
Distributions from net investment income	(.124)	(.248)	(.559)	(.526)	(.618)	(.666)
Net asset value, end of period	$ 9.49	$ 9.48	$ 9.35	$ 9.28	$ 9.35	$ 9.51
Total Return B,C	1.41%	4.09%	6.98%	5.01%	4.94%	5.63%
Ratios to Average Net Assets E
Expenses before expense reductions	.27% A	.28%	.28%	.35%	.35%	.36%
Expenses net of voluntary waivers, if any	.26% A	.27%	.28%	.35%	.35%	.36%
Expenses net of all reductions	.26% A	.27%	.28%	.35%	.35%	.35%
Net investment income (loss)	1.88% A	2.78% F	5.72%	5.64%	6.51%	6.93%
Supplemental Data
Net assets, end of period (in millions)	$ 67	$ 71	$ 74	$ 81	$ 93	$ 76
Portfolio turnover rate	105% A	157%	0%	150%	256%	433%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

F Effective July 1, 2001 the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended December 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Cash Portfolio and Term Portfolio (the funds) are funds of The North Carolina Capital Management Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the trust are offered exclusively to local government and public authorities of the state of North Carolina. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost.

As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities owned by the Cash Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees under the Trustees' Deferred Compensation Plan ("the Plan"). Interest is accrued on amounts deferred under the Plan based on the prevailing 90 day Treasury Bill rate.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. There were no significant book-to-tax differences during the period for the Cash Portfolio. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to market discount and capital loss carryforwards.

Semiannual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) for the Term Portfolio as of period end was as follows:

Unrealized appreciation	$ 390,584
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	$ 390,584
Cost for federal income tax purposes	$ 66,672,439

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provides the funds with investment management related services for which the funds pay a monthly management fee based upon a graduated series of annual rates ranging between .215% and .275% of each fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the funds is reduced by an amount equal to the fees and expenses paid by the funds to the non-interested Trustees. For the period each fund's annualized management fee rate, expressed as a percentage of each fund's average net assets, was as follows:

Cash Portfolio	.23%
Term Portfolio	.27%

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, FMR pays Fidelity Distributors Corporation(FDC), an affiliate of FMR, a Distribution and Service fee that is based on a graduated series of rates ranging from .07% to .08% of each fund's average net assets. For the period, FMR paid FDC $1,477,739 and $28,212 on behalf of Cash and Term Portfolios, respectively, all of which was paid to the Capital Management of the Carolinas LLC.

5. Expense Reductions.

FMR voluntarily agreed to waive a portion of each fund's management fee during the period. The amount of the waiver for each fund was as follows:

Cash Portfolio	$ 168,202
Term Portfolio	$ 2,993

In addition, through arrangements with each applicable fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. During the period, these credits reduced expenses by the following amounts:

Cash Portfolio	$ 109

6. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 11% of the total outstanding shares of Term Portfolio.

Semiannual Report

Custodian

Wachovia Corporation
Charlotte, NC

Distribution Agent

Capital Management of the Carolinas, L.L.C.
Charlotte, NC

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Sub-Adviser

Fidelity Investments Money Management, Inc.

Transfer Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA